Exhibit 99.1

Amicus Establishes Gene Therapy Pipeline for Lysosomal Storage Disorders (LSDs) Conference Call and Webcast September 20, 2018

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the acquisition of Celenex, preclinical and clinical development of our acquired product candidates, the timing and reporting of results from these preclinical studies and clinical trials, and financing plans for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, the benefits of this acquisition may never be realized, the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; the potential that we will need additional funding to complete all of our studies and manufacturing and the potential that certain individuals may not continue to support the product candidates as advisors. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2017 as well as our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 filed August 7, 2018 with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Introduction

Amicus Establishes Gene Therapy Portfolio License Through Nationwide Children’s Hospital Combines Successful Amicus Development and Commercial Track Record in LSDs with Ten AAV Gene Therapy Programs for Rare Neurologic LSDs Amicus AAV9 Gene Therapy Programs Ground Breaking, Clinically Validated Science Expertise and Relationships in Gene Therapy “I firmly believe that Amicus is the optimal scientific and clinical partner to move these programs forward and I look forward to actively collaborating with the Amicus team on the development of these important potential therapies.” - Kathrin Meyer, Ph.D. PI at Meyer Lab Nationwide Children’s Hospital and Assistant Professor at The Ohio State University Compelling Data in Three Lead Programs Ten Gene Therapy Programs Leading Gene Therapy Portfolio in Neurologic Lysosomal Storage Disorders

Pipeline 4

Pipeline

Developing Therapies for People Living with Rare Metabolic Diseases with a New Focus on Gene Therapy


PRODUCT/PLATFORM
DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
FABRY DISEASE
Galafold
Pharmacological Chaperone
Galafold™ (Migalastat) monotherapy
In Combo with Novel ERT*
POMPE DISEASE
AT-GAA
Novel ERT* + Chaperone
OTHER METABOLIC
CDKL5
GENE THERAPY PROGRAMS
CLN6 Batten Disease
CLN3 Batten Disease
CLN8 Batten Disease
Niemann Pick C
Wolman Disease
Tay Sachs
Multiple Other CNS LSDs**

*Enzyme replacement therapy ** CNS LSD: Central Nervous System Lysosomal Storage Disorder

Amicus Therapeutics

Validated Gene Therapy Platform Clinically validated AAV gene therapy approach Nationwide Children’s Hospital Center for Gene Therapy (NCH) Intrathecal delivery with robust expression throughout the CNS Preclinical safety and efficacy studies replicated across multiple diseases at NCH SMA Rett Syndrome ALS CLN6 CLN3 Amicus AAV9 Gene Therapy Programs Portfolio is Based on a Validated Gene Therapy Approach Across Multiple CNS Diseases Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy scAAV9-CLN6 Foust, Kaspar et al, 2009 AAV9-CLN6 Transgene

Amicus AAV9 Gene Therapy Programs 6

Addressable Patient Populations*

Advances Amicus Vision with 10,000+ Addressable Patients Across 10 Programs

~1,000
CLN6

~5,000
CLN3

~750
+CLN8

>3,500
Niemann-Pick C, Wolman Disease, Tay Sachs, and Others

*Estimated addressable U.S., EU, Japan, and other major, reimbursable markets based on published incidence and prevalence

Amicus Therapeutics

Batten Disease “We are business led and science driven” - Amicus Belief Statement

Batten Disease Overview Disease Overview A group of disorders known as neuronal ceroid lipofuscinoses (NCLs), collectively referred to as Batten disease Mutation in one of 13 different CLN genes leads to lysosomal dysfunction Signs and symptoms typically begin in early and late childhood Most affected children do not survive into adulthood Batten Disease is a Group of Rare, Fatal, Lysosomal Storage Disorders of the Central Nervous System with High Unmet Need and Limited Treatment Options Amicus AAV9 Gene Therapy Programs Source: Batten Disease Fact Sheet, NINDS, Publication date June 2018.

Lead Program Status PRECLINICAL MOUSE MODEL DATA Storage Material Motor & Cognitive Function Survival Safety & Brain Expression in NHP GMP Clinical Supply IND Active Preliminary Clinical Data CLN6 CLN3 N/A* Pending CLN8 Pending Pending Pending Pending Amicus AAV9 Gene Therapy Programs The CLN6 and CLN3 Program are Clinical Stage; CLN8 has Definitive Preclinical Efficacy Data in a Mouse Model of Disease *CLN3 mouse model does not have impaired survival

Single AAV9-CLN6 Administration Results in Reduction of Autoflourescent Substrate Material Throughout the Brain for up to 18 months AAV9-CLN6 Gene Therapy for CLN6-Batten Disease CLN6: Preclinical Mouse Data Autoflourescent Storage Material Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease CLN6: Preclinical Mouse Data Motor Performance and Cognitive Behavior Single AAV9-CLN6 Administration Improves Motor Performance & Cognitive Behavior Out to Month 24 Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Data on file

Single AAV9-CLN6 Administration Significantly Extends Median Survival AAV9-CLN6 Gene Therapy for CLN6-Batten Disease CLN6: Preclinical Mouse Data Survival Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

CLN6 Expression in NHP Safety Study AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Demonstrated Safety and Meaningful Transduction and CLN6 Expression Demonstrated Throughout the Brain in NHPs Western Blot on various brain regions of AAV9-CLN6 injected juvenile NHPs Source: Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; Data on file

CLN6: Clinical Data Summary Single-arm study with all patients receiving gene therapy (n=12) Single intrathecal administration of 1.5 x 1013 vg scAAV9-CLN6 Ten patients currently treated; additional patients in screening Average follow-up duration: 12 months (range 1-24 months) Generally well-tolerated Majority of adverse events were mild Data Safety Monitoring Board (DSMB) has permitted study to proceed and enroll additional patients Encouraging preliminary efficacy data Additional data to be presented in 2019 Encouraging Safety and Efficacy Data from an Ongoing Single-arm Phase 1/2 study AAV9-CLN6 Gene Therapy for CLN6-Batten Disease

Efficacy Data: Matched Sibling Case Report Two siblings (same genotype) treated with gene therapy at ages 2.8 and 5.3 years, respectively Two years post treatment, Hamburg motor and language scores indicate no disease progression in the younger sibling Disease progression in older sibling has shown evidence of stabilization Encouraging Interim Efficacy Data in First Two Patients Treated with Gene Therapy with Two Years of Follow-up AAV9-CLN6 Gene Therapy for CLN6-Batten Disease Hamburg Score (Motor and Language) Normal function Younger sibling Older sibling Total loss of ability Age (months) GTx dosing GTx dosing Age of symptom onset Source: Data on file

CLN3 Preclinical Data Overview

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease AAV9-CLN3 Administration Resulted in Storage Material Reduction and Motor/Cognitive Function Improvement in Mouse Model of Disease and Widespread Expression in the Brain of NHPs CLN3: Preclinical Summary Minimal deaths to date in any group Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; Reduction of storage material in mouse model Improvement of motor function and cognitive behavior in mouse model Comparable survival in mouse model Widespread gene expression in brain of NHPs

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease CLN3: Clinical Status Active IND GMP clinical supply available Study initiated at NCH FPI anticipated in coming months CLN3 1st to Clinic

CLN8 Preclinical Data Overview

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease AAV9-CLN8 Administration Resulted in Storage Material Reduction, Motor/Cognitive Function Improvement and Extended Survival in Mouse Model of Disease CLN8: Preclinical Summary Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; Data pending Reduction of storage material in mouse model Improvement of motor function and cognitive behavior in mouse model Extended survival in mouse model Protein expression in brain of NHPs

Manufacturing

Manufacturing: Proven Track Record at NCH Amicus AAV9 Gene Therapy Programs Near Term Mid Term Long Term GMP Clinical Supply Available for Ongoing Studies NCH to Supply Future Clinical Studies Tech Transfer to CMOs Amicus Manufacturing

Deal Summary & Closing Remarks

Upcoming Program Milestones Anticipating Multiple Program Milestones throughout 2018 & 2019 Preliminary Phase 1/2 Data in CLN6 Complete Enrollment in CLN6 Phase 1/2 Study Complete Enrollment in Initial Cohort in CLN3 Phase 1/2 Study Preclinical Proof of Concept in Other Programs First Patient in CLN3 Phase 1/2 Study

Transaction Terms & Financing Overview CONSIDERATION* $100M upfront cash payment Up to $15M in development milestones and $262M in BLA/MAA submission and approval milestones No more than $75M owed over next 4 years Up to $75M in tiered sales milestones (Tiers: $500M/$750M) PHARMAKON ADVISORS FINANCING Acquisition and several years of related development costs financed through $150M debt facility 5 year term; 4 years interest only; No equity dilution TIMING Deal closed Acquisition to Drive Value as We Build the Leading Gene Therapy Pipeline in Metabolic Rare Diseases Amicus AAV9 Gene Therapy Programs *Lead programs only: CLN6, CLN3, and CLN8

Amicus Vision: Delivering for Patients and Shareholders Conclusion 26 To build a top-tier, fully integrated, global biotechnology company whose medicines treat 5,000+ patients with $1B+ in worldwide sales revenue by 2023 *Clinical & commercial, all figures approximate YE17 2023 5,000 Patients* $1B Global Sales >350 Patients* $36.9M Global Sales

Thank You “Our passion for making a difference unites us” -Amicus Belief Statement